Supplement Dated January 22, 2010

To

Prospectuses Dated May 1, 2009 or Later

This supplement is intended for distribution with prospectuses dated May 1, 2009 or later for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL Protection Variable Universal Life Survivorship Variable Universal Life Corporate VUL Majestic Survivorship VULX Majestic VULX Majestic VCOLIX Majestic Performance VUL

Effective December 31, 2009, the subadviser to the Small Cap Opportunities and All Cap Growth portfolios changed its name from Invesco AIM Capital Management, Inc. to Invesco Advisers, Inc. To reflect this name change, we amend the Portfolio Manager disclosure under the Table of Investment Options and Investment Subadvisers.

Effective January 1, 2010, MFC Global Investment Management (U.S.A.) ceased providing subavisory services to the Franklin Templeton Founding Allocation portfolio and the Adviser, John Hancock Investment Management Services, LLC, commenced providing investment management services directly to this portfolio. To reflect this change, we amend the Portfolio Manager disclosure under the Table of Investment Options and Investment Subadvisers.

Effective January 12, 2010, we amend and restate the Investment Objective and Strategy under the Table of Investment Options and Investment Subadvisers for the Short-Term Bond portfolio as follows:

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of at least “A” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Effective January 15, 2010, Templeton Investment Counsel, LLC replaced Capital Guardian Trust Company as the subadviser to the Overseas Equity portfolio. To reflect this subadviser change, we amend the Portfolio Manager disclosure under the Table of Investment Options and Investment Subadvisers.

Effective January 15, 2010, Jennison Associates, LLC replaced Invesco Advisers, Inc. as the subadviser to the All Cap Growth portfolio. To reflect this subadviser change, we amend the Portfolio Manager disclosure under the Table of Investment Options and Investment Subadvisers.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

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